UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 16, 2003
                Date of Report (Date of earliest event reported)


                        Commission File Number: 000-49849


                          ARIZONA AIRCRAFT SPARES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


                 Nevada                              88-0483722
                 ------                              ----------
     (State or other jurisdiction                  (I.R.S. Employer
   of incorporation or organization)              Identification No.)

                       14090 Southwest Freeway, Suite 300
                             77478 Sugar Land, Texas
                  --------------------------------------------
               (Address of principal offices, including Zip Code)

                                 (281) 340-2085
                              ---------------------
              (Registrant's telephone number, including area code)

                      AMERICAN MARKET SUPPORT NETWORK, INC.
                                   ----------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 1 - CHANGES IN CONTROL OF THE REGISTRANT

     As previously reported on Arizona Aircraft Spares, Inc.'s, a Nevada corporation, (the "Registrant") Form 8-K for the event dated July 16, 2003, the Registrant, pursuant to an Share Exchange Agreement acquired all of the outstanding shares of Arizona Aircraft Spares, Inc., a Arizona corporation ("AIRS (Arizona)"). AIRS (Arizona) manufactures military aircraft parts and ground support systems for the United States Government (Air Force; Army; Navy; Marines and Coast Guard). The shares of AIRS (Arizona) were acquired in exchange for 19,658,397 shares common shares of the Registrant.

     As a result of the transaction the former shareholder of AIRS (Arizona) owns approximately 19,658,397 or 79% of the Registrant's total issued and outstanding common shares of 24,884,047. As a part of the share exchange, Vito Peppitoni and Sylvia Quintero, were appointed to the Board of Directors of the Registrant. In September 2003, Vito Peppitoni shall be appointed Chief Executive Officer and President of the Registrant and Pertti Luhanto and Alvie Merrill will resign as Officers and Directors of the Registrant.

     The Company is amending its report on Form 8-K previously filed on July 16, 2003, to include the audited financial statements for AIRS (Arizona) and pro forma financial information for the consolidated acquisitions.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     As described in Item 1 above, as a result of the share exchange, AIRS (Arizona) became a wholly owned subsidiary of the Registrant. The Company is amending its report on Form 8-K previously filed on July 16, 2003, to include the audited financial statements for AIRS (Arizona) and pro forma financial information for the consolidated acquisitions.

ITEM 5. OTHER EVENTS.

     In August 2003, the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada to change the Registrants name to "Arizona Aircraft Spares, Inc."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Independent Auditor's Report
          Comparative Balance Sheet - Assets
          Comparative Balance Sheet -
               Liabilities And Owner's Equity
          Comparative Statements of Income
               And Retained Earnings

          Comparative Statements of Cash Flows
          Notes to Financial Statements

     (b)  Pro forma financial information.

          Supplementary Information

     (c)  Exhibits List:

          Exhibit Item   Description

          2.1 Share Exchange Agreement by and among American Market Support Network, Inc., Vito Peppitoni, sole shareholder of Arizona Aircraft Spares, Inc. and Arizona Aircraft Spares, Inc. (incorporated by reference from the Form 8-K filed on July 16, 2003).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  American Market Support Network, Inc.
                                  By:


                                  /s/ Alvie Merrill

                                  ========================

                                  Alvie Merrill, President

Date:    September 12, 2003